Exhibit 99.1

For Immediate Release

Broder Bros., Co. Announces Amendments to the Terms of the Exchange Offer

Trevose, PA, April 28, 2009 – Broder Bros., Co. (the “Company”) announced today that it has amended certain of the terms of its pending exchange offer for all of its 11.25% senior notes due 2010 (the “Existing Notes”) to, among other things, change the consideration payable to holders who validly tender their Existing Notes and deliver their consents to become a party to the mutual release and the proposed amendments to the indenture governing the Existing Notes on or prior to the consent time such that such holders will now receive an amount in cash equal to $20.00 per $1,000 principal amount of the Existing Notes tendered, of which $10.00 will be paid on the early settlement date and $10.00 will be paid on October 1, 2009. Prior to this amendment, the consent payment for each $1,000 in principal amount of Existing Notes tendered prior to the consent time consisted of $10.00 in cash and $10.00 in principal amount of additional exchange notes, in each case payable on the early settlement date.

The consent time is currently scheduled to occur upon the earlier of (i) 5:00 p.m., New York City time, on April 30, 2009 and (ii) 5:00 p.m., New York City time, on the date on which at least $220,500,000 in aggregate principal amount of the Existing Notes have been tendered, subject to extension. Tenders of Existing Notes may be withdrawn and agreements to be bound by the mutual releases and consents may be revoked at any time before the consent time, but not thereafter.

The Company has distributed to eligible holders a supplement to its offering memorandum and mutual release and consent solicitation statement, dated April 17, 2009 (the “Offering Memorandum”) and the accompanying letter of transmittal, mutual release and consent (the “Letter of Transmittal” and, together with the Offering Memorandum, the “Offering Documents”) that describes all of the amendments to the exchange offer. Other amendments include: (i) changing the expiration time of the exchange offer from 5:00 p.m., New York City time, on May 14, 2009 to 11:59 p.m., New York City time, on that date and (ii) permitting natural persons who are “accredited investors” within the meaning of Rule 501(a)(5) and (6) under the Securities Act of 1933, as amended (the “Securities Act”), to participate in the exchange offer and mutual release and consent solicitation. In connection with such amendments, the Company and the lenders under the revolving credit facility have amended the revolving credit facility to permit the October portion of the consent payment if the Company is in compliance with certain conditions of the revolving credit facility.

Except as set forth in the supplement, the terms of the exchange offer, mutual release and consent solicitation remain the same as set forth in the Offering Documents previously distributed to eligible holders. D.F. King & Co., Inc. is serving as exchange agent and information agent for the exchange offer and may be contacted at (800) 859-8508 or (212) 269-5550.

The new securities issued pursuant to the exchange offer have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release does not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities. The exchange offer and mutual release and consent solicitation are being made only pursuant to the Offering Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

About Broder Bros., Co.

Broder Bros., Co. is one of the nation’s largest distributors of trade, private label, and exclusive apparel brands to the imprinting, embroidery and promotional product industries, serving customers since 1919. It currently has eight distribution centers across the U.S. and has the capability to deliver to approximately 80 percent of the U.S. population in one day. Via its three divisions, the company distributes industry-leading brands Anvil, Fruit of the Loom, Gildan, Hanes and Jerzees as well as exclusive retail brands Adidas Golf, Champion and Columbia.

Cautionary Information Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified as such because the context of the statement includes words such as “believe,” “expect,” “anticipate,” “will,” “should” or other words of similar import. These statements also include, but are not limited to, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Broder Bros., Co. and are subject to significant risks and uncertainties.

Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: failure to complete the exchange offer would force the Company to seek protection under Chapter 11 of the Bankruptcy Code; failure to abide by the terms of the amendment to the Company’s credit facility would make it difficult for the Company to operate its business in the ordinary course, and would likely force the Company to seek protection under Chapter 11 of the Bankruptcy Code; if the Company’s cash provided by operating and financing activities continues to be insufficient to fund its cash requirements, the Company will face substantial liquidity problems without a restructuring; a long and protracted restructuring could adversely impact the Company’s management and otherwise adversely affect the Company’s business; slowdowns in general economic activity have detrimentally impacted the Company’s customers and have had an adverse effect on its sales and profitability; the Company’s ability to access the credit and capital markets may be adversely affected by factors beyond its control, including turmoil in the financial services industry, volatility in financial markets and general economic downturns; the Company’s industry is highly competitive and if it is unable to compete successfully it could lose customers and sales may decline; disruption in the Company’s distribution centers could adversely affect its results of operations; the Company obtains a significant portion of its products from a limited group of suppliers, and any disruption in their ability to deliver products to the Company or a decrease in demand for their products could have an adverse effect on the Company’s results of operations and damage its customer relationships; the Company may purchase more inventory than the Company can sell through in a reasonable period of time causing it to incur increased inventory carrying costs; the Company’s relationships with most of its suppliers are terminable at will and the loss of any of these suppliers could have an adverse effect on its sales and profitability; the Company relies on vendor financing, and if vendors do not provide financing or require cash in advance or cash on delivery, the Company may be unable to improve inventory levels; the Company does not have any long-term contracts with its customers and the loss of customers could adversely affect its sales and profitability; the Company must successfully predict customer demand for its private label products to succeed; the Company relies significantly on one shipper to distribute its products to its customers and any service disruption could have an adverse effect on its sales; if any of the Company’s distribution facilities were to unionize, the Company would incur increased risk of work stoppages and possibly higher labor costs; loss of key personnel or inability to attract and retain new qualified personnel could hurt the Company’s business and inhibit its ability to operate and grow successfully; the Company may incur restructuring or impairment charges that would reduce its earnings; the Company may not successfully identify or complete future acquisitions or establish new distribution facilities, which could adversely affect its business; the Company will recognize cancellation of indebtedness income as a result of the exchange, which may eliminate its net operating loss carryforwards; the Company’s substantial level of indebtedness could adversely affect its financial condition and prevent it from fulfilling its obligations; the Company intends to cease filing reports with the Securities and Exchange Commission (“SEC”) as soon as possible after the early settlement date of the exchange offer; despite current anticipated indebtedness levels and restrictive covenants, the Company may incur additional indebtedness in the future; and other factors, risks and uncertainties detailed from time to time in its SEC filings. The Company assumes no obligation to update these forward-looking statements.

Website: http://www.broderbros.com/

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